SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

LCNB Corp.

..................................................................

N/A

..................................................................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

N/A

...........................................................

2) Aggregate number of securities to which transaction applies:

N/A

...........................................................

3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

...........................................................

4) Proposed maximum aggregate value of transaction:

N/A

...........................................................

5) Total fee paid:

N/A

...........................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

N/A

...........................................................

2) Form, Schedule or Registration Statement No.:

N/A

...........................................................

3) Filing Party:

N/A

...........................................................

4) Date Filed:

N/A

...........................................................


LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 17, 2001

TO THE SHAREHOLDERS OF LCNB CORP.:

You are cordially invited to attend the Annual Meeting of the Shareholders of LCNB Corp. ("LCNB") to be held on April 17, 2001 at 10:00 a.m. at the principal executive offices of LCNB at 2 North Broadway, Lebanon, Ohio 45036, for the purpose of considering and acting on the following:

1. Election of three Class II directors to serve until the 2004 Annual Meeting.

2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 1, 2001 will be entitled to vote at the meeting.

                                                                            By Order of the Board of Directors

                                                                            /s/ Stephen P. Wilson

                                                                             Stephen P. Wilson

                                                                             President

March 16, 2001

IMPORTANT

A proxy statement and proxy are submitted herewith. As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person. The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.


PROXY STATEMENT

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

ANNUAL MEETING OF SHAREHOLDERS

April 17, 2001

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of LCNB Corp. (also referred to as "LCNB" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 10:00 A.M. on April 17, 2001 at the principal executive offices of LCNB located at 2 North Broadway, Lebanon, Ohio 45036, or at any adjournments thereof.

The Meeting has been called for the following purposes: (i) to elect three Class II directors, each for a three-year term, and (ii) to transact any other business that may properly come before the Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Meeting are being mailed to Shareholders on or about March 16, 2001.

REVOCATION OF PROXIES, DISCRETIONARY

AUTHORITY AND CUMULATIVE VOTING

LCNB Common Stock can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by (i) written notice to the Secretary of LCNB (addressed to: LCNB Corp., P.O. Box 59, Lebanon, Ohio 45036, Attention: Secretary); or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting; or (iii) in open meeting at any time before it is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, properly executed proxies will be voted for the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournments thereof. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion, to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by LCNB and the cost of soliciting proxies will be borne by LCNB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or facsimile by directors, officers and employees of LCNB who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each of the shares of LCNB common stock (the "Common Stock") outstanding on March 1, 2001, the record date of the Meeting, is entitled to one vote on all matters coming before the meeting. As of March 1, 2001 LCNB had 1,775,942 shares of Common Stock issued and outstanding. Only shareholders of record on the books of the Company on March 1, 2001 will be entitled to vote at the meeting either in person or by proxy. The presence at the Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Meeting.

Shareholders of LCNB have cumulative voting rights in connection with the election of directors if notice is given to the president, a vice-president or the secretary of LCNB, not less than 48 hours before the time fixed for holding the Meeting, that any shareholder desires that the voting be cumulative. Cumulative voting rights enable a shareholder to cumulate his or her voting power to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares of Common Stock owned by that person, or to distribute his votes on the same principal among two or more candidates as the shareholder sees fit. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion, to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

As of December 31, 2000, the wholly-owned subsidiary of LCNB, Lebanon Citizens National Bank (the "Bank"), beneficially owned 17.9% of LCNB's Common Stock through the operations of the Bank's Trust Department. Besides the interest of the Bank, LCNB is not aware of any person, group or entity beneficially owning more than 5% of LCNB's Common Stock as of March 1, 2001. Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.

There has been no change in control of LCNB since the date of the holding company conversion in 1999 effected through the merger between LC Interim Bank, a wholly-owned subsidiary of the Company, and the Bank pursuant to which all of the shareholders of the Bank became all of the shareholders of the Company in the same proportion as their prior interests in the Bank.

The following table sets forth, as of December 31, 2000, the ownership of Common Stock by management of LCNB, including (i) the Common Stock beneficially owned by each director, nominee for director and named executive officer of LCNB and (ii) the Common Stock beneficially owned by all officers, directors and nominee for director as a group.

Name, Position(s) of Beneficial Owner or Director	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Common Stock Outstanding
Stephen P. Wilson,(2) Chairman, CEO, President	15,300	(3)	0.86%
David S. Beckett, Director	5,381		0.30%
Robert C. Cropper, Director	81,135	(4)	4.57%
Marvin E. Young, Director	47,000	(5)	2.65%
Kathleen Porter Stolle, Director, Secretary	11,445	(6)	0.64%
Corwin M. Nixon, Director	6,990		0.39%
George L. Leasure, Director, Assistant Secretary	5,730	(7)	0.32%
William H. Kaufman, Director	18,073	(8)	1.02%
James B. Miller, Director	24,680	(9)	1.39%
Howard E. Wilson,(2) Director	58,800	(10)	3.31%
D.J. Benjamin Jackson, Executive Vice President	7,700	(11)	0.43%
Bernard H. Wright, Jr., Executive Vice President	9,756	(12)	0.55%
All directors and officers as a group (12 persons)	291,990		16.44%

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the Director or officer whose share ownership is shown.

(2) Stephen P. Wilson is the son of Howard E. Wilson.

(3) Includes 13,050 shares held jointly with Mr. Wilson's spouse. Does not include 59,300 shares held as Trustee of revocable grantor trusts created by family members.

(4) Includes 200 shares owned by Mr. Cropper's spouse. All shares are held in revocable trusts.

(5) Includes 23,500 shares owned by Mr. Young's spouse. All shares are held in revocable trusts.

(6) Includes 7,600 shares held in an irrevocable trust of which Mrs. Stolle is one of several beneficiaries.

(7) Includes 4,930 shares held jointly with Mr. Leasure's spouse and 40 shares owned by Mr. Leasure's spouse.

(8) Includes 7,168 shares held in trust, 4,200 shares held jointly with Mr. Kaufman's spouse, 1,150 shares owned by Mr. Kaufman's spouse, 400 shares owned by Mr. Kaufman's daughter and 380 shares held in trust for Mr. Kaufman's daughter.

(9) Includes 8,750 shares owned by Mr. Miller's spouse.

(10) Includes 29,300 shares held in a revocable grantor trust and 29,300 shares owned by Mr. Wilson's spouse and also held in a revocable grantor trust.

(11) Includes 1,700 shares held by Mr. Jackson's spouse.

(12) Includes 520 shares held by Mr. Wright's spouse, 10 shares owned by Mr. Wright's daughter, and 10 shares owned by Mr. Wright's son. Does not include 26,400 shares held as Co-Trustee of a charitable trust, 1,260 shares held as Co-trustee of an irrevocable family trust or 665 shares held by an investment partnership in which Mr. Wright holds a 9.3% general partnership interest.

ELECTION OF DIRECTORS

LCNB's Regulations provide that its business shall be managed by a board of directors of not less than five and not more than fifteen persons. The shareholders, pursuant to LCNB's Regulations, have established the number of directors at ten. LCNB's Regulations divide such directors into three classes as nearly equal in number as possible and set their terms at three years.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of LCNB receiving the most votes will be elected as directors.

The Board of Directors has nominated:

Marvin E. Young

Kathleen Porter Stolle

Corwin M. Nixon

to serve until the 2004 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Marvin E. Young, Kathleen Porter Stolle and Corwin M. Nixon are incumbent directors whose present terms will expire at the Meeting.

It is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The following table sets forth information concerning the nominees for directors of LCNB.

Nominees for Directors

Name	Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
Marvin E. Young	85	Attorney at Law	Director	1958	2001
Kathleen Porter Stolle	53	Attorney at Law and President of Elkay Projects, Inc.	Director, Secretary	1994	2001
Corwin M. Nixon	87	President of Miami Valley Trotting, Inc. and President of Raceway Foods, Inc.	Director	1967	2001

The Board of Directors recommends that Shareholders vote "for" the election of the nominees.

DIRECTORS AND EXECUTIVE OFFICERS

To LCNB's knowledge, no director, officer or affiliate of LCNB, owner of record or beneficially of more than 5% of LCNB's Common Stock, or any associate of any such director, officer, affiliate of LCNB or security holder, is an adverse party to LCNB or any of its subsidiaries or has a material interest that is adverse to LCNB or any of its subsidiaries.

The following table sets forth information concerning the directors of LCNB and the executive officers of LCNB. Included in the table is information regarding each person's principal occupation or employment during the past five years.

Directors and Executive Officers

Name, Age	Principal Occupation	Positions Held with LCNB	Director of LCNB or Bank Since	Term to Expire
Stephen P. Wilson, 50(1)	Banker and President, CEO and Chairman of the Board of the Bank	Director, President, Chairman of the Board	1982	2003
Marvin E. Young, 85	Attorney at Law	Director	1958	2001
Kathleen Porter Stolle, 53	Attorney at Law and President of Elkay Projects, Inc.	Director, Secretary	1994	2001
Corwin M. Nixon, 87	President of Miami Valley Trotting, Inc. and President of Raceway Foods, Inc.	Director	1967	2001
George L. Leasure, 68	President and Director of Ghent Manufacturing, Inc.	Director, Assistant Secretary	1994	2002
William H. Kaufman, 57	Attorney at Law	Director	1982	2002
James B. Miller, 74	Director of Mound Steel Corp.	Director	1980	2002
Howard E. Wilson, 73(1)	Retired (former CEO and Chairman of the Board of the Bank)	Director	1968	2002
Robert C. Cropper, 60	Private investor; retired Director and Vice President of Ralph J. Stolle Co.	Director	2000	2003
David S. Beckett, 29	President and Director of Dakin Insurance Agency, Inc.	Director	2000	2003
D.J. Benjamin Jackson, 53	Banker	Executive Vice President, Senior Lending Officer	NA	NA
Bernard H. Wright, Jr., 52	Banker	Executive Vice President, Trust Officer	NA	NA
Steve P. Foster, 48	Banker	Executive Vice President, Chief Financial Officer	NA	NA
Donald E. Williams, 62	Banker	Executive Vice President, Cashier	NA	NA

___________________________________________

(1) Stephen P. Wilson is the son of Howard E. Wilson.

________________________________________

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LCNB has engaged and intends to continue to engage in the lending of money through the Lebanon Citizens National Bank (the "Bank"), its wholly-owned subsidiary, to various directors and officers of the Company. These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted. Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

The Bank retained the law firm of Kaufman & Florence during 2000 for legal services in connection with various matters arising in the course of the Bank's business. William H. Kaufman is a partner in Kaufman & Florence. Additionally, customers of the Bank are charged for certain legal services provided by Mr. Kaufman's firm in the preparation of various documents. The Bank contemplates using Mr. Kaufman's firm in the future on similar terms, as needed.

The Bank retained the law firm of Young & Hubbell during 2000 for legal services in connection with various matters arising in the course of the Bank's business. Marvin E. Young is a partner in Young & Hubbell. Additionally, customers of the Bank are charged for certain legal services provided by Mr. Young's firm in the preparation of various documents. The Bank contemplates using Mr. Young's firm in the future on similar terms, as needed.

Howard Wilson retired as President of the Bank in 1992. Prior to his retirement, Mr. Wilson entered into a contract with the Bank to defer portions of his compensation until after retirement. Mr. Wilson received payments under the terms of that agreement in 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires LCNB's officers and directors and persons who own more than 10% of a registered class of LCNB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish LCNB with copies of all Section 16(a) forms they file. During 2000, two of the Company's directors, James B. Miller and Howard E. Wilson, inadvertently filed Forms 4, reporting change of ownership, past the due date for such filings. Based solely on LCNB's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of Mr. Miller and Mr. Wilson, the officers, directors and greater than 10% beneficial owners of LCNB have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

In the fiscal year ended December 31, 2000, the Board of Directors met on twelve occasions. Howard E. Wilson attended 58% of such meetings. All other directors attended at least 67% of such meetings. Directors do not receive any compensation from LCNB for their service on the Board of Directors of LCNB. Each director of LCNB also serves as a director of Lebanon Citizens National Bank of Lebanon Ohio, the banking subsidiary of LCNB, which meets on a weekly basis, for which each is compensated at a rate of $1,131.00 per month.

The Company has an Audit Committee that serves in a dual capacity as the Audit Committee of the Bank. The members of the Audit Committee are James B. Miller, Robert C. Cropper, and Corwin M. Nixon who met a total of 14 times in 2000. All of the members of the Audit Committee are independent directors. The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank's internal accounting controls. The Board of Directors of the Company have adopted a written charter for the Audit Committee which is attached to this proxy statement as Appendix A.

The Bank also has a Building Committee, Appraisal Committee, Trust Committee, Bond Committee and Loan Committee. The Building Committee, Appraisal Committee, Bond Committee and Loan Committee each meet as needed, while the Trust Committee meets on a weekly basis. The Building Committee reviews the facility needs and repair and improvement issues of the Bank and its branch and other office buildings. The members of the Building Committee are Stephen P. Wilson, Howard E. Wilson, David S. Beckett, and William Kaufman. The Appraisal Committee reviews the appraisals conducted by the Bank's real estate appraisers to insure that the appraisals are consistent and accurate. The members of the Appraisal Committee are Stephen P. Wilson, D. J. Benjamin Jackson and Timothy Sheridan. The Trust Committee reviews the various trusts accepted by the Trust Department of the Bank, reviews trust investments and advises the trust officers in department operations. The members of the Trust Committee are Stephen P. Wilson, Howard E. Wilson, Kathleen Porter Stolle, Marvin E. Young, Bernard H. Wright, Jr., Leroy F. McKay, Robert C. Cropper, Diane Ingram, Melanie K. Crane, and Steve P. Foster. The Bond Committee reviews the adequacy of the Bank's blanket bond coverage and recommends any changes in coverage to the Board of Directors of the Bank. The Bond Committee consists of the entire Board of Directors of the Bank. The Loan Committee reviews the lending procedures of the Bank and reviews and approves requests for loans in excess of the established lending authority of the officers of the Bank. The Loan Committee consists of the entire Board of Directors of the Bank.

Neither the Company nor the Bank has a designated nominating committee or compensation committee. Decisions concerning nominees for each Board of Directors are made by the respective Boards, while decisions concerning director and executive compensation are made by the Board of Directors of the Bank.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with J.D. Cloud & Co. L.L.P. ("J.D. Cloud"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with J.D. Cloud its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

This report has been provided by the Audit Committee:

James B. Miller

Robert C. Cropper

Corwin M. Nixon

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes, for the fiscal years indicated, all annual compensation earned by or granted to the Company's Chief Executive Officer and the one most highly compensated executive officer whose salary exceeds $100,000, for all services rendered to the Company in all capacities (the "named executives"). The named executives are employees of the Bank, the wholly-owned subsidiary of LCNB, and managers of both LCNB and the Bank. This table reflects annual compensation earned by each of the named executives as a result of their service to LCNB and the Bank.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Comp. (1)	Rest. Stock Award	Securities Underlying Options/SAR (#)	LTIP Payouts	All Other Compensation
Stephen P. Wilson, Chairman, President and Chief Executive Officer	2000	$155,000	$26,750	$10,638	NA	NA	NA	NA
	1999	$150,000	$28,250	$9,778	NA	NA	NA	NA
	1998	$150,000	$47,475	$11,873	NA	NA	NA	NA
D.J. Benjamin Jackson, Executive Vice President	2000	$95,000	$18,050	$939	NA	NA	NA	NA
	1999	$90,000	$18,950	$3,849	NA	NA	NA	NA
	1998	$90,000	$13,175	$5,523	NA	NA	NA	NA
Bernard H. Wright, Jr., Executive Vice President	2000	$85,000	$16,600	$ 5,481	NA	NA	NA	NA
	1999	$80,000	$17,400	$ 4,555	NA	NA	NA	NA
	1998	$80,000	$11,780	$ 5,627	NA	NA	NA	NA

(1) Other Annual Compensation includes amounts for health and long term disability insurance and Dakin Insurance

Directors' fees for the three named executives, and amounts for the personal use of a vehicle owned by the Bank by Mr. Wilson.

Defined Benefit Plan Disclosure

In 1954, the Bank adopted the Lebanon Citizens National Bank Employees Pension Plan that has been amended from time to time to comply with changes in the law (the "Plan"). The Plan is a defined benefit plan that is available to substantially all of the employees of the Bank. An employee is eligible to participate in the Plan on the July 1st after the attainment of age 21, the completion of 12 months of service, and the completion of at least 1,000 hours of service to the Bank. Participants are eligible for normal retirement after age 65 or the completion of five years of participation in the Plan, whichever is later. Participants may elect early retirement upon reaching age 60. The Plan provides a monthly retirement benefit to Bank employees upon retirement in an amount equal to 50% of the participant's average monthly compensation. A participant's average monthly compensation is based on the five consecutive years of a participant's employment with the Bank that produce the highest monthly average. Benefits are not reduced by Social Security payments or by payments from other sources and are payable in the form of a life annuity (ten years certain). Stephen P. Wilson has 25 years of service under the Plan. D.J. Benjamin Jackson has 26 years of service under the Plan. Bernard H. Wright, Jr. has 23 years of service under the Plan. The following table reflects annual benefits payable to an employee based upon the average annual compensation levels and years of service.

Average Annual Compensation	Years of Service at Age 65
	10	15	20	25	30
$50,000	$16,667	$25,000	$25,000	$25,000	$25,000
$75,000	$25,000	$37,500	$37,500	$37,500	$37,500
$100,000	$33,333	$50,000	$50,000	$50,000	$50,000
$125,000	$41,667	$62,500	$62,500	$62,500	$62,500
$150,000	$50,000	$75,000	$75,000	$75,000	$75,000
$170,000(1)	$56,667	$85,000	$85,000	$85,000	$85,000

(1) The maximum annual benefit under Internal Revenue Code Section 401(a)(17) for 2000 is $170,000. Annual compensation in excess of the limitation defined in Section 401(a)(17) is not included in determining average annual compensation for benefit purposes. The annual compensation limit is subject to annual adjustments based on changes in the Consumer Price Index.

Board of Directors of the Bank Report on Executive Compensation

LCNB has no direct employees. All officers and other persons performing services for LCNB are employees of the Bank. The Board of Directors of the Bank (the "Bank Board") is responsible for developing the Bank's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and the amount paid to each of the other executive officers of the Company and the Bank, including the other named executives. Stephen P. Wilson, the Chief Executive Officer and President of both the Bank and the Company, participates in the deliberations of the Bank Board concerning executive officer compensation.

The Bank's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Bank Board. The objectives of the Bank's executive compensation program are to:

(a) Provide a direct link between executive officer compensation and the interests of LCNB, the Bank's sole shareholder, and LCNB's shareholders by making a portion of executive officer compensation dependent upon the financial performance of the Company and the Bank;

(b) Support the achievement of the Bank's annual and long-term goals and objectives as determined annually by the Bank Board;

(c) Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding Bank performance; and

(d) Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Bank's executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Bank Board seeks to set base salaries for the Company's and the Bank's executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group. In setting annual salaries for individuals, the Bank Board first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference. The Bank Board then considers the individual performance of the executive measured against the Bank Board's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and the Bank includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits such as use of a vehicle. Executive officers also receive various benefits generally available to all employees of the Company, such as participation in a defined benefit plan and medical plans.

The Board of Directors of Lebanon Citizens National Bank:

Stephen P. Wilson	Robert C. Cropper	William H. Kaufman	Dave S. Beckett
George L. Leasure	James B. Miller	Corwin M. Nixon
Kathleen Porter Stolle	Howard E. Wilson	Marvin E. Young

PERFORMANCE GRAPH

The graph below provides an indicator of cumulative total shareholder returns for the Company as compared with the Nasdaq Total US Index and the SNL $250M - $500M Bank Stock Index. This graph covers the period from December 31, 1998 through December 31, 2000. The cumulative total shareholder returns included in the graph for June 30, 1999, December 31, 1999, June 30, 2000 and December 31, 2000 reflect the returns for the shares of common stock of LCNB. The information provided in the graph assumes that $100 was invested on December 31, 1998 in LCNB common stock, the Nasdaq Total US Index and the SNL $250M - $500M Bank Stock Index, and that all dividends were reinvested.

[Performance Graph]

	12/31/98	6/30/99	12/31/99	6/30/00	12/31/00
Company Common Stock	$100	142.81	143.58	83.28	77.55
Nasdaq Total US Index	$100	122.68	185.84	181.33	111.82
SNL $250M - $500M Bank Index	$100	98.13	93.03	85.12	89.58

Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2001. Used with permission. All rights reserved. crsp.com.

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year by the Board of Directors is J.D. Cloud & Co., L.L.P., 1100 Mercantile Center, 120 East Fourth Street, Cincinnati, Ohio. A representative of the principal accountant will be present at the Annual Shareholders Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by J.D. Cloud for professional services rendered for the audit of the Company's financial statements for the most recent fiscal year were $80,000.00.

Financial Information Systems Design and Implementation and Other Services

There were no services rendered in connection with financial information systems design and implementation. The aggregate fees billed by J.D. Cloud for non-audit services and all other fees for services rendered to the Company for the most recent fiscal year were $115,790.00.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit or other services provided by J.D. Cloud to the Company is compatible with maintaining J.D. Cloud's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Meeting and does not intend to bring other matters before the Meeting. However, if other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposals for the 2001 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement relating to that meeting to be presented for shareholder action at that meeting, they must be received by the Secretary of the Company at P.O. Box 59, Lebanon, Ohio 45036, prior to November 17, 2001. The form of proxy distributed by the Company with respect to the 2001 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting (other than management) if the Company does not receive notice of that matter at the above address prior to November 17, 2001.

By Order of the Board of Directors

Stephen P. Wilson

Chairman, President and Chief Executive Officer


APPENDIX A

LCNB Audit Charter

The Audit Committee of LCNB Corp ("Company") is appointed by the LCNB Corp Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors. The LCNB Corp Board shall appoint the members of the Audit Committee. At least three Board members shall comprise the Audit Committee. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the committee. The Audit committee may request any officer or employee of the Company, the Company's subsidiaries, or the Company's outside independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall make quarterly reports to the Board or more often as circumstances require.

The Audit Committee shall:

1. Review and reassess the adequacy of this charter annually and submit it to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

5. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditor or management.

6. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

7. Evaluate the performance of the independent auditor and, if so determine by the Audit Committee, recommend that the Board replace the independent auditor.

8. Review the appointment and replacement of the internal auditor.

9. Review the significant reports to management prepared by the independent and internal auditor and management's responses.

10. Obtain reports from management, the Company's internal auditor and the independent auditor that the Company's subsidiaries are in conformity with applicable legal requirements and the Company's Code of Conduct.

11. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include: (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information (b) Any changes required in the planned scope of the internal audit (c) The internal audit department responsibilities, budget and staffing.

12. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

13. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

14. Review with the Company's Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from the regulators or government agencies.

15. Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.


PROXY CARD

LCNB CORP.

P.O. Box 59

Lebanon, Ohio 45036

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints W. Jean Bell, E. James Cochran and Keith C. Nixon, and each of them, with full power of substitution, as proxies to vote, as designated below, for and in the name of the undersigned all shares of stock of LCNB Corp. which the undersigned is entitled to vote at the Annual Meeting of the Shareholders of said Company scheduled to be held on April 17, 2001 at 10:00 a.m. at 2 North Broadway, Lebanon, Ohio or at any adjournments or recesses thereof.

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1. ELECTION OF DIRECTORS.

[ ] FOR all nominees listed below

[ ] WITHHOLD AUTHORITY (except as marked to the contrary below)

       Marvin E. Young

       Kathleen Porter Stolle

       Corwin M. Nixon

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)

____________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(Continued from other side)

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of Directors.

ALL FORMER PROXIES ARE HEREBY REVOKED.

_______________________________

(Signature of Shareholder)

_______________________________

(Signature of Shareholder)

(Please sign exactly as your name appears hereon. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such)

Dated: _______________, 2001